EXHIBIT 24



                                 POWER OF ATTORNEY


              WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 1997:

              NOW, THEREFORE, I hereby appoint Joel J. Horowitz my true and lawful attorney with power to act and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorney.

              IN WITNESS WHEREOF, I have executed this instrument this 15th day of April, 1997.


                                             /s/ Benjamin M.T. Ng
                                                 Benjamin M.T. Ng







                                 POWER OF ATTORNEY


              WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 1997:

              NOW, THEREFORE, I hereby appoint Benjamin M.T. Ng my true and lawful attorney with power to act and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorney.

              IN WITNESS WHEREOF, I have executed this instrument this 15th day of April, 1997.


                                             /s/ Joel J. Horowitz
                                                 Joel J. Horowitz







                                 POWER OF ATTORNEY


              WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 1997:

              NOW, THEREFORE, I hereby appoint Joel J. Horowitz and Benjamin M.T. Ng, each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorney.

              IN WITNESS WHEREOF, I have executed this instrument this 18th day of April, 1997.


                                             /s/ Silas K.F. Chou
                                                 Silas K.F. Chou







                                 POWER OF ATTORNEY


              WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 1997:

              NOW, THEREFORE, I hereby appoint Joel J. Horowitz and Benjamin M.T. Ng, each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorney.

              IN WITNESS WHEREOF, I have executed this instrument this 15th day of April, 1997.


                                             /s/ Thomas J. Hilfiger
                                                 Thomas J. Hilfiger







                                 POWER OF ATTORNEY


              WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 1997:

              NOW, THEREFORE, I hereby appoint Joel J. Horowitz and Benjamin M.T. Ng, each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorney.

              IN WITNESS WHEREOF, I have executed this instrument this 15th day of April, 1997.


                                             /s/ Lawrence S. Stroll
                                                 Lawrence S. Stroll







                                 POWER OF ATTORNEY


              WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 1997:

              NOW, THEREFORE, I hereby appoint Joel J. Horowitz and Benjamin M.T. Ng, each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorney.

              IN WITNESS WHEREOF, I have executed this instrument this 2nd day of April, 1997.


                                             /s/ Joseph M. Adamko
                                                 Joseph M. Adamko







                                 POWER OF ATTORNEY


              WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 1997:

              NOW, THEREFORE, I hereby appoint Joel J. Horowitz and Benjamin M.T. Ng, each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorney.

              IN WITNESS WHEREOF, I have executed this instrument this 22nd day of April, 1997.


                                             /s/ Clinton V. Silver
                                                 Clinton V. Silver







                                 POWER OF ATTORNEY


              WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 1997:

              NOW, THEREFORE, I hereby appoint Joel J. Horowitz and Benjamin M.T. Ng, each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorney.

              IN WITNESS WHEREOF, I have executed this instrument this 18th day of April, 1997.


                                             /s/ Ronald K.Y. Chao
                                                 Ronald K.Y. Chao







                                 POWER OF ATTORNEY


              WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 1997:

              NOW, THEREFORE, I hereby appoint Joel J. Horowitz and Benjamin M.T. Ng, each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorney.

              IN WITNESS WHEREOF, I have executed this instrument this 18th day of April, 1997.


                                             /s/ Lester M.Y. Ma
                                                 Lester M.Y. Ma







                                 POWER OF ATTORNEY


              WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 1997:

              NOW, THEREFORE, I hereby appoint Joel J. Horowitz and Benjamin M.T. Ng, each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorney.

              IN WITNESS WHEREOF, I have executed this instrument this 10th day of April, 1997.


                                             /s/ Steven A. Sorrillo
                                                 Steven A. Sorrillo